                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             Registration Statement
                                      Under
                           The Securities Act of 1933
                        Commission File No._____________

                               SONIC FOUNDRY, INC.

             (Exact name of registrant as specified in its charter)


MARYLAND                                   39-1783372
----------------------------------------   -------------------------------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

1617 Sherman Avenue, Madison, WI  53704    (608) 256-3133
----------------------------------------   ------------------------------------
(Address of principal executive offices)   (Issuer's telephone number)



   Amended 1999 Non-Qualified Stock Option Plan (3,000,000 additional shares)
             Filed September 8, 2000, Registration Number 333-45438
   --------------------------------------------------------------------------
                              (Full title of plan)

                                                               Copy to:
       Rimas P. Buinevicius                                James R. Stern, Esq.
      Chief Executive Officer                               McBreen & Kopko
       1617 Sherman Avenue                               20 North Wacker Drive
        Madison, WI 53704                                    Suite 2520
         (608) 256-3133                                   Chicago, IL 60606
(Name, address, including zip code, and                    (312) 332-6405
telephone number, including area code,
         of agent for service)

                         Calculation of Registration Fee

==================================================================================================================================
         Title of                                               Proposed                  Aggregate
     Securities to be              Amount to be             Maximum Offering              Offering                Amount of
        Registered                  Registered             Price per Share (1)            Price (1)           Registration Fee
==================================================================================================================================
Common Stock,
$.01 par value per share       3,000,000 Shares (2)              $2.835                  $8,505,000               $2,032.70
==================================================================================================================================

     (1) Computed pursuant to Rule 457(c) and (h) based on the average of the high and low prices reported on the Nasdaq Stock Market on December 11, 2001, which was $2.835.

     (2) On September 8, 2000, Registrant registered 400,000 shares to be issued under the 1999 Non-Qualified Stock Option Plan. The 1999 Non-Qualified Stock Option Plan was amended on December 20, 2000 and October 9, 2001 and is now referred to as the Amended 1999 Non-Qualified Stock Option Plan. Pursuant to Instruction E on Form S-8, an additional 3,000,000 shares are being registered herein to be issued pursuant to the Amended 1999 Non-Qualified Stock Option Plan.

     The Exhibit Index appears after the Signature Page of this Registration Statement.

                           INCORPORATION BY REFERENCE

     Pursuant to General Instruction E on Form S-8, the contents of the Registration Statement filed by Sonic Foundry, Inc. (the "Company") under Registration Number 333-45438 with respect to securities offered pursuant to the Company's 1999 Non-Qualified Stock Option Plan (the "Plan"), are hereby incorporated by reference herein, and the opinions and consents listed below are annexed hereto:

Exhibit Number   Description
--------------   ------------------------------------------------------------

4.1              Registrant's Amended 1999 Non-Qualified Stock Option Plan

5.1 Opinion of McBreen & Kopko regarding the legality of the Common Stock registered hereby

23.1 Consent of McBreen & Kopko (included in its opinion to be filed as Exhibit 5.1 hereto)

23.2             Consent of Ernst & Young LLP

24.1             Power of Attorney (contained within Signature Page)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of Wisconsin, on this 14/th/ day of December, 2001.

                                                Sonic Foundry, Inc.


                                                By: /s/ Rimas Buinevicius
                                                    ----------------------------
                                                    Rimas Buinevicius, Chairman
                                                    and Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Rimas Buinevicius and Kenneth Minor as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes or substitute may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Name                                           Title                                    Date
----                                           -----                                    ----
/s/ Rimas Buinevicius                          Chairman and Chief                       December 14, 2001
------------------------------------
         Rimas Buinevicius                     Executive Officer
                                               (Principal Executive Officer)


/s/ Kenneth A. Minor                           Chief Financial Officer and Secretary    December 14, 2001
------------------------------------
         Kenneth A. Minor


                                                (Principal Financial and Accounting
                                                Officer)

/s/ Monty Schmidt                               President and Director                   December 14, 2001
------------------------------------
         Monty Schmidt


/s/ Curtis Palmer
------------------------------------
         Curtis Palmer                          Executive Vice President, Chief          December 14, 2001
                                                Technology Officer and Director


/s/ Frederick H. Kopko, Jr.                     Director                                 December 14, 2001
------------------------------------
         Frederick H. Kopko, Jr.


/s/ Arnold Pollard                              Director                                 December 14, 2001
------------------------------------
         Arnold Pollard


/s/ David Kleinman                              Director                                 December 14, 2001
------------------------------------
         David Kleinman

                                INDEX TO EXHIBITS

Page
Item Number
Sequentially

Numbered                             Description
--------         ---------------------------------------------------------------

4.1              Registrant's Amended 1999 Non-Qualified Stock Option Plan

5.1 Opinion of McBreen & Kopko as to the legality of the stock registered hereby

23.1             Consent of McBreen & Kopko (included in Exhibit 5)

23.2             Consent of Ernst & Young LLP

24.1             Power of Attorney (contained within Signature Page)